SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) October 20, 2003

Turnstone Systems, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-28843	77-0473640
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2220 Central Expressway, Santa Clara, California	95050
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (408) 907-1400

N/A

(Former Name or Former Address, if Changed Since Last Report)

Item 7.	FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

99.1	Press Release dated October 20, 2003 by Turnstone.

Item 12.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On October 20, 2003, Turnstone Systems, Inc., a Delaware corporation (“Turnstone”), announced its financial results for the fiscal quarter ended September 30, 2003. A copy of Turnstone’s press release announcing the financial results is attached as Exhibit 99.1 hereto and incorporated by reference herein. The information in this Form 8-K and the exhibit attached hereto is being furnished in accordance with the requirements of the Securities and Exchange Commission. Neither any information in this Form 8-K nor the exhibit attached hereto shall be deemed “filled” with the Commission for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TURNSTONE SYSTEMS, INC.

(Registrant)

Date:	October 20, 2003	By:	/s/ ERIC S. YEAMAN

Eric S. Yeaman
Chief Executive Officer and
Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

99.1	Press Release dated October 20, 2003 of Turnstone.